FNF Group Reports Third Quarter 2015 Adjusted EPS of $0.60, Adjusted Pre-Tax Title Margin of 14.9%, Claims Provision Reduction to 5.5%, BKFS Revenue Growth of 9% and BKFS Adjusted EBITDA Margin of 44.7%

Jacksonville, Fla. - (October 27, 2015) - Fidelity National Financial, Inc. today reported the operating results of FNF Group (NYSE:FNF), a leading provider of title insurance, technology and transaction services to the real estate and mortgage industries, for the three and nine-month periods ended September 30, 2015.

•	Total revenue of approximately $2.0 billion in the third quarter versus $1.7 billion in the third quarter of 2014

•	Adjusted third quarter net earnings of $171 million versus adjusted net earnings of $144 million for the third quarter of 2014

•	Adjusted third quarter diluted EPS of $0.60 versus adjusted diluted EPS of $0.51 in the third quarter of 2014

•	Third quarter free cash flow provided of $231 million versus $281 million provided in the third quarter of 2014

•	Repurchased 2.35 million shares of FNF common stock for approximately $88 million in the third quarter

Title

•
Approximately $1.8 billion in total revenue, adjusted pre-tax earnings of $268 million and adjusted pre-tax title margin of 14.9% for the third quarter versus approximately $1.5 billion in total revenue, adjusted pre-tax earnings of $224 million and an adjusted pre-tax title margin of 14.8% in the third quarter of 2014

•	Adjusted pre-tax title margin of 14.9% was a 20 basis point improvement over the third quarter 2014 adjusted pre-tax title margin of 14.8%

•	Claims loss provision was reduced to 5.5% for the third quarter driven by significantly lower title loss payments related to policy years 2009-2014

•
ServiceLink generated $220 million in revenue, adjusted EBITDA of $30 million, an adjusted EBITDA margin of 14%, adjusted pre-tax earnings of $27 million and an adjusted pre-tax margin of 12% for the third quarter

•	Open orders per day of 8,031 for the third quarter versus 7,516 open orders per day for the third quarter of 2014

•	Closed orders per day of 5,906 for the third quarter versus 5,438 closed orders per day for the third quarter of 2014

•
Third quarter purchase orders opened and closed increased by 8% and 11%, respectively, versus the third quarter of 2014; purchase orders opened and closed increased by 9% and 11%, respectively, versus the third quarter of 2014, for FNTG only (excluding ServiceLink)

•
Total commercial revenue of $258 million, a 15% increase over total commercial revenue in the third quarter of 2014; third quarter national commercial title revenue of $146 million, a 7% increase from the third quarter of 2014, driven by a 13% improvement in the commercial fee per file and a 5% decrease in closed orders; open national commercial orders decreased by 2% over the prior year

•	Overall third quarter average fee per file of $2,133, a 3% increase versus the third quarter of 2014

•	Title claims paid of $70 million, a decrease of $11 million, or 14%, from the third quarter of 2014

Title Orders

	Direct Orders Opened *		Direct Orders Closed *
Month	/ (% Purchase)		/ (% Purchase)
July 2015	176,000	61%	136,000	60%
August 2015	169,000	58%	120,000	60%
September 2015	169,000	55%	122,000	59%

Third Quarter 2015	514,000	58%	378,000	60%

	Direct Orders Opened *		Direct Orders Closed *
Month	/ (% Purchase)		/ (% Purchase)
July 2014	170,000	60%	120,000	62%
August 2014	155,000	59%	115,000	62%
September 2014	156,000	60%	113,000	60%

Third Quarter 2014	481,000	60%	348,000	62%

* Includes an immaterial number of non-purchase and non-refinance orders

	Open	Closed	Commercial
	Commercial	Commercial	Revenue	Commercial
	Orders*	Orders*	(In millions)	Fee Per File*
Third Quarter 2015 - Total Commercial	50,300	33,000	$258	$7,800
Third Quarter 2014 - Total Commercial			$225	—

Third Quarter 2015 - National Commercial	21,000	12,200	$146	$12,000
Third Quarter 2014 - National Commercial	21,400	12,800	$136	$10,600
* Total commercial order and fee per file tracking began in January 2015

BKFS

•	Revenue of $234 million, led by Servicing Technology revenue of approximately $162 million

•	Revenue growth of 9% for the third quarter compared to the third quarter of 2014, led by strong growth in Data & Analytics and Origination Technology

•	Adjusted EBITDA of $105 million and adjusted EBITDA margin of 44.7%

“We generated a solid 14.9% adjusted pre-tax title margin this quarter, essentially at the lower end of our normalized title margin target range," said Chairman William P. Foley, II. "The commercial market remains very strong, the residential purchase market continues to steadily improve and the residential refinance market has been declining, although a recent drop in rates may provide a further period of improving refinance volumes. We are pleased with our title margin performance this quarter, but to consistently reach and move higher in our 15%-20% normalized pre-tax title margin target range, we need to see continued improvement in the residential purchase market. Additionally, as we enter the seasonally slower fourth quarter, our title margins will have to absorb the cost and more lengthy closing process resulting from the new TILA-RESPA closing disclosure requirements.

“Black Knight continues to meet and exceed our high expectations, generating 9% revenue growth, $105 million in adjusted EBITDA and a 44.7% adjusted EBITDA margin in the third quarter. FNF's Black Knight ownership stake is currently worth approximately $2.9 billion, or approximately $10 per FNF share, and we believe that a publicly-traded Black Knight will continue to be a source of value creation for FNF shareholders in the future."

Conference Call
We will host a call with investors and analysts to discuss third quarter 2015 FNF Group results on Wednesday, October 28, 2015, beginning at 9:00 a.m. Eastern Time. A live webcast of the conference call will be available on the Events and Multimedia page of the FNF Investor Relations website at www.fnf.com. The conference call replay will be available via webcast through the FNF Investor Relations website at www.fnf.com. The telephone replay will be available from 11:00 a.m. Eastern time on October 28, 2015, through November 4, 2015, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 370124.

About Fidelity National Financial, Inc.
Fidelity National Financial, Inc. is organized into two groups, FNF Group (NYSE: FNF) and FNFV Group (NYSE: FNFV). FNF is a leading provider of title insurance, technology and transaction services to the real estate and mortgage industries. FNF is the nation’s largest title insurance company through its title insurance underwriters - Fidelity National Title, Chicago Title, Commonwealth Land Title, Alamo Title and National Title of New York - that collectively issue more title insurance policies than any other title company in the United States. FNF also provides industry-leading mortgage technology solutions and transaction services, including MSP®, the leading residential mortgage servicing technology platform in the U.S., through its majority-owned subsidiaries, Black Knight Financial Services, Inc. and ServiceLink Holdings, LLC. FNFV holds majority and minority equity investment stakes in a number of entities, including American Blue Ribbon Holdings, LLC, Ceridian

HCM, Inc., Fleetcor Technologies, Inc. and Digital Insurance, Inc. More information about FNF and FNFV can be found at www.fnf.com.

Use of Non-GAAP Financial Information
Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the Company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include earnings before interest, taxes and depreciation and amortization (EBITDA), adjusted earnings before interest, taxes and depreciation and amortization (Adjusted EBITDA), adjusted earnings before interest, taxes and depreciation as a percent of adjusted revenue (Adjusted EBITDA margin), adjusted net earnings, adjusted EPS and free cash flow.

Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FNF's non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided below.

Forward-Looking Statements and Risk Factors
This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on distributions from our title insurance underwriters as a main source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries.

This press release should be read in conjunction with the press release filed for the results of FNFV on this same date as well as the risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-Q, 10-K and other filings with the Securities and Exchange Commission.

SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com

FNF GROUP
THIRD QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Three Months Ended
September 30, 2015
Direct title premiums	$524	$524	$—	$—
Agency title premiums	647	647	—	—
Escrow, title related and other fees (1)	823	594	234	(5)
Total title and escrow	1,994	1,765	234	(5)

Interest and investment income	29	30	—	(1)
Realized gains and losses, net	—	1	—	(1)
Total revenue	2,023	1,796	234	(7)

Personnel costs	641	543	90	8
Agent commissions	495	495	—	—
Other operating expenses	452	413	41	(2)
Depreciation and amortization	85	36	48	1
Claim loss expense	65	65	—	—
Interest expense	31	—	16	15
Total expenses	1,769	1,552	195	22

Pre-tax earnings (loss) from continuing operations	$254	$244	$39	$(29)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	$—	$(1)	$—	$1
Deferred revenue add back and management fee	3	1	2	—
Purchase price amortization	47	24	23	—
Total non-GAAP adjustments before taxes	$50	$24	$25	$1

Adjusted pre-tax earnings (loss) from continuing ops.	$304	$268	$64	$(28)
Adjusted pre-tax margin from continuing operations	15.0%	14.9%	27.1%	—

Purchase price amortization	(47)	(24)	(23)	—
Depreciation and amortization	85	36	48	1
Interest expense	31	—	16	15

Adjusted EBITDA	$373	$280	$105	$(12)
Adjusted EBITDA margin	18.4%	15.6%	44.7%	—

ServiceLink non-GAAP reconciliations:
ServiceLink pre-tax earnings	$4
Depreciation and amortization	23
ServiceLink EBITDA	$27
Management fee / other fees	3
ServiceLink Adjusted EBITDA	$30

ServiceLink pre-tax earnings	$4
Purchase price amortization	20
Management fee / other fees	3
ServiceLink adjusted pre-tax earnings	$27

1.	BKFS also reported adjusted revenue of $236 million, which includes $2 million of deferred revenue

 FNF GROUP
THIRD QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Three Months Ended
September 30, 2015
Pre-tax earnings (loss) from continuing operations	$254	$244	$39	$(29)
Income tax expense (benefit)	95	89	17	(11)
Earnings from equity investments	2	2	—	—
Non-controlling interests	11	1	10	—

Net earnings (loss) attributable to FNF Group common shareholders	$150	$156	$12	$(18)

EPS attributable to FNF Group common shareholders - basic	$0.54	$0.56	$0.04	$(0.06)
EPS attributable to FNF Group common shareholders - diluted	$0.53	$0.55	$0.04	$(0.06)

FNF Group weighted average shares - basic	277
FNF Group weighted average shares - diluted	285

Net earnings (loss) attributable to FNF Group common shareholders	$150	$156	$12	$(18)

Total non-GAAP, pre-tax adjustments	50	24	25	1
Noncontrolling interest on non-GAAP adjustments	(16)	(5)	(11)	—
Income taxes on non-GAAP adjustments	(13)	(7)	(6)	—
Total non-GAAP adjustments	21	12	8	1

Adjusted net earnings (loss) attributable to FNF Group common shareholders	$171	$168	$20	$(17)

Adjusted EPS attributable to FNF Group common shareholders - diluted	$0.60	$0.59	$0.07	$(0.06)

Direct orders opened (000's)	514	514
Direct orders closed (000's)	378	378
Fee per file	$2,133	$2,133
Actual title claims paid	$70	$70

Cash flows provided by operations:	$277
Non-GAAP adjustments:
THL Management fee	1
Total non-GAAP adjustments	1

Adjusted cash flows from operations	278
Capital expenditures	47
Free cash flow	$231

 FNF GROUP
THIRD QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Three Months Ended
September 30, 2014
Direct title premiums	$465	$465	$—	$—
Agency title premiums	528	528	—	—
Escrow, title related and other fees	708	491	214	3
Total title and escrow	1,701	1,484	214	3

Interest and investment income	27	28	—	(1)
Realized gains and losses, net	(2)	(2)	—	—
Total revenue	1,726	1,510	214	2

Personnel costs	584	479	96	9
Agent commissions	396	396	—	—
Other operating expenses	390	349	38	3
Depreciation and amortization	84	35	48	1
Claim loss expense	59	59	—	—
Interest expense	32	—	8	24
Total expenses	1,545	1,318	190	37

Pre-tax earnings (loss) from continuing operations	$181	$192	$24	$(35)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	2	$2	—	—
Deferred revenue add back	2	—	2	—
Severance expense	4	3	1	—
Synergy accrual	9	3	4	2
Merger transaction costs	4	3	1	—
Other legal matters	5	—	3	2
Purchase price amortization	46	21	25	—
Total non-GAAP adjustments before taxes	$72	$32	$36	$4

Adjusted pre-tax earnings (loss) from continuing operations	$253	$224	$60	$(31)
Adjusted pre-tax margin from continuing operations	14.6%	14.8%	27.8%	—

Purchase price amortization	(46)	(21)	(25)	—
Depreciation and amortization	84	35	48	1
Interest expense	32	—	8	24

Adjusted EBITDA	$323	$238	$91	$(6)
Adjusted EBITDA margin	18.7%	15.7%	42.1%	—
FNF GROUP
THIRD QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Three Months Ended
September 30, 2014
Pre-tax earnings (loss) from continuing operations	$181	$192	$24	$(35)

Income tax expense	73	69	—	4
Earnings from equity investments	1	1	—	—
Non-controlling interests	(5)	(5)	—	—

Net earnings (loss) attributable to FNF Group common shareholders	$114	$129	$24	$(39)

EPS attributable to FNF Group common shareholders - basic	$0.41	$0.47	$0.08	$(0.14)
EPS attributable to FNF Group common shareholders - diluted	$0.40	$0.46	$0.08	$(0.14)

FNF Group weighted average shares - basic	275
FNF Group weighted average shares - diluted	284

Net earnings (loss) attributable to FNF Group common shareholders	$114	$129	$24	$(39)

Total non-GAAP, pre-tax adjustments	72	32	36	4
Income taxes on non-GAAP adjustments	(18)	(8)	(9)	(1)
Noncontrolling interest on non-GAAP adjustments	(24)	(11)	(13)	—
Total non-GAAP adjustments	30	13	14	3

Adjusted net earnings (loss) attributable to FNF Group common shareholders	$144	$142	$38	$(36)

Adjusted EPS attributable to FNF Group common shareholders - diluted	$0.51	$0.50	$0.14	$(0.13)

Direct orders opened (000's)	481	481
Direct orders closed (000's)	348	348
Fee per file	$2,066	$2,066
Actual title claims paid	$81	$81

Cash flows provided by operations:	$292
Non-GAAP adjustments:
Severance payments for LPS employees	4
Synergy bonus payments	9
THL Management Fee	1
LPS merger transaction costs	3
Other legal expenses	5
Total non-GAAP adjustments	22

Adjusted cash flows from operations	314
Capital expenditures	33
Free cash flow	$281

FNF GROUP
YTD QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Nine Months Ended
September 30, 2015
Direct title premiums	$1,488	$1,488	$—	$—
Agency title premiums	1,685	1,685	—	—
Escrow, title related and other fees	2,345	1,657	693	(5)
Total title and escrow	5,518	4,830	693	(5)

Interest and investment income	91	92		(1)
Realized gains and losses, net	(8)	2	(5)	(5)
Total revenue	5,601	4,924	688	(11)

Personnel costs	1,878	1,569	289	20
Agent commissions	1,279	1,279	—	—
Other operating expenses	1,277	1,154	119	4
Depreciation and amortization	255	110	143	2
Claim loss expense	185	185	—	—
Interest expense	91	—	35	56
Total expenses	4,965	4,297	586	82

Pre-tax earnings (loss) from continuing operations	$636	$627	$102	$(93)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	8	$(2)	5	5
Deferred revenue add back and management fee	10	2	8	—
Purchase price amortization	137	70	67	—
IPO costs & profits interest acceleration	10	—	10	—
Total non-GAAP adjustments before taxes	$165	$70	$90	$5

Adjusted pre-tax earnings (loss) from continuing operations	$801	$697	$192	$(88)
Adjusted pre-tax margin from continuing operations	14.3%	14.2%	27.4%	—

Purchase price amortization	(137)	(70)	(67)	—
Depreciation and amortization	255	110	143	2
Interest expense	91	—	35	56

Adjusted EBITDA	$1,010	$737	$303	$(30)
Adjusted EBITDA margin	18.0%	15.0%	43.3%	—

FNF GROUP
YTD QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Nine Months Ended
September 30, 2015
Pre-tax earnings (loss) from continuing operations	$636	$627	$102	$(93)

Income tax expense	237	229	17	(9)
Earnings from equity investments	4	4	—	—
Non-controlling interests	7	(10)	17	—

Net earnings (loss) attributable to FNF Group common shareholders	$396	$412	$68	$(84)

EPS attributable to FNF Group common shareholders - basic	$1.42	$1.48	$0.24	$(0.30)
EPS attributable to FNF Group common shareholders - diluted	$1.38	$1.44	$0.24	$(0.30)

FNF Group weighted average shares - basic	278
FNF Group weighted average shares - diluted	286

Net earnings (loss) attributable to FNF Group common shareholders	$396	$412	$68	$(84)

Total non-GAAP, pre-tax adjustments	165	70	90	5
Income taxes on non-GAAP adjustments	(42)	(19)	(21)	(2)
Noncontrolling interest on non-GAAP adjustments	(54)	(19)	(35)	—
Total non-GAAP adjustments	69	32	34	3

Adjusted net earnings attributable to FNF Group common shareholders	$465	$444	$102	$(81)

Adjusted EPS attributable to FNF Group common shareholders - diluted	$1.63	$1.55	$0.36	$(0.28)

Direct orders opened (000's)	1,651	1,651
Direct orders closed (000's)	1,132	1,132
Fee per file	$2,003	$2,003
Actual title claims paid	$201	$201

Cash flows provided by operations:	$653
Non-GAAP adjustments:
IPO Cost	4
Management fee	3
Total non-GAAP adjustments	7

Adjusted cash flows from operations	660
Capital expenditures	127
Free cash flow	$533

FNF GROUP
YTD QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Nine Months Ended
September 30, 2014
Direct title premiums	$1,249	$1,249	$—	$—
Agency title premiums	1,450	1,450	—	—
Escrow, title related and other fees	2,015	1,394	632	(11)
Total title and escrow	4,714	4,093	632	(11)

Interest and investment income	88	89	—	(1)
Total revenue	4,802	4,182	632	(12)

Personnel costs	1,774	1,413	342	19
Agent commissions	1,098	1,098	—	—
Other operating expenses	1,186	1,040	159	(13)
Depreciation and amortization	253	109	142	2
Claim loss expense	169	169	—	—
Interest expense	93	—	23	70
Total expenses	4,573	3,829	666	78

Pre-tax earnings (loss) from continuing operations	$229	$353	$(34)	$(90)

Non-GAAP adjustments before taxes
Deferred revenue add back	10	—	10	—
Severance expense	45	18	27	—
Synergy accrual	67	28	28	11
Merger transaction costs	56	32	50	(26)
Premium tax settlement	(8)	(8)	—	—
Other legal matters	21	—	11	10
Purchase price amortization	137	64	73	—
Total non-GAAP adjustments before taxes	$328	$134	$199	$(5)

Adjusted pre-tax earnings (loss) from continuing operations	$557	$487	$165	$(95)
Adjusted pre-tax margin from continuing operations	11.6%	11.6%	25.7%	—

Purchase price amortization	(137)	(64)	(73)	—
Depreciation and amortization	253	109	142	2
Interest expense	93	—	23	70

Adjusted EBITDA	$766	$532	$257	$(23)
Adjusted EBITDA margin	15.9%	12.7%	40.0%	—

FNF GROUP
YTD QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Nine Months Ended
September 30, 2014
Pre-tax earnings (loss) from continuing operations	$229	$353	$(34)	$(90)

Income tax expense (benefit)	92	129	(11)	(26)
Earnings from equity investments	3	3	—	—
Loss from discontinued operations, net of tax	(1)	(1)	—	—
Non-controlling interests	(76)	(40)	(36)	—

Net earnings (loss) attributable to FNF Group common shareholders	$215	$266	$13	$(64)

EPS attributable to Old FNF common shareholders - basic	$0.37	$0.50	$(0.04)	$(0.09)
EPS attributable to Old FNF common shareholders - diluted	$0.36	$0.49	$(0.04)	$(0.09)

EPS attributable to FNF Group common shareholders - basic	$0.41	$0.47	$0.08	$(0.14)
EPS attributable to FNF Group common shareholders - diluted	$0.40	$0.46	$0.08	$(0.14)

Old FNF weighted average shares - basic	183
Old FNF weighted average shares - diluted	189

FNF Group weighted average shares - basic	92
FNF Group weighted average shares - diluted	94

Net earnings (loss) attributable to FNF common shareholders *	$215	$266	$13	$(64)

Total non-GAAP, pre-tax adjustments	328	134	199	(5)
Income taxes on non-GAAP adjustments	(79)	(32)	(49)	2
Noncontrolling interest on non-GAAP adjustments	(119)	(49)	(70)	—
Total non-GAAP adjustments	130	53	80	(3)

Adjusted net earnings (loss) attributable to FNF common shareholders *	$345	$319	$93	$(67)
Adjusted EPS attributable to FNF common shareholders - diluted *	$1.22	$1.13	$0.33	$(0.24)
*Adjusted EPS is presented as Old FNF common shareholders and FNF Group common shareholders are combined.

Direct orders opened (000's)	1,463	1,463
Direct orders closed (000's)	985	985
Fee per file	$1,974	$1,974
Actual title claims paid	$226	$226

FNF GROUP
YTD QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

(Continued)	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Nine Months Ended
September 30, 2014

Cash flows provided by operations:	$288
Non-GAAP adjustments:
Transaction costs related to acquisition of LPS	52
Severance costs related to acquisition of LPS	45
Synergy bonus payment	67
Premium tax settlement	(8)
THL Management Fee	4
Other legal matters	21
Total non-GAAP adjustments	181

Adjusted cash flows from operations	469
Capital expenditures	86
Free cash flow	$383

 FNF GROUP
QUARTERLY OPERATING STATISTICS
(Unaudited)

	Q3 2015	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014	Q1 2014	Q4 2013
Quarterly Open Orders ('000's except % data)
Total open orders*	514	560	578	452	481	514	469	391
Total open orders per day*	8.0	8.8	9.5	7.1	7.5	8.0	7.7	6.2
Purchase % of open orders	58%	57%	47%	52%	60%	60%	57%	55%
Refinance % of open orders	42%	43%	53%	48%	40%	40%	43%	45%
Total closed orders*	378	408	345	334	348	342	295	307
Total closed orders per day*	5.9	6.4	5.7	5.2	5.4	5.3	4.8	4.9
Purchase % of closed orders	60%	54%	46%	57%	62%	61%	52%	56%
Refinance % of closed orders	40%	46%	54%	43%	38%	39%	48%	44%

Commercial (millions, except orders in '000's)
Total commercial revenue**	$258	$258	$208	$274	$225	$183	175	—
Total commercial open orders**	50.3	50.8	47.8	—	—	—	—	—
Total commercial closed orders**	33.0	32.4	29.6	—	—	—	—	—

National commercial revenue	$146	$150	$119	$166.3	$136	$115	$104	$146
National commercial open orders	21.0	21.2	20.4	18.1	21.4	22.2	19.6	19.3
National commercial closed orders	12.2	12.5	11.1	12.7	12.8	11.8	10.2	12.8

Total Fee Per File
Fee per file	$2,133	$2,026	$1,833	$2,131	$2,066	$1,982	$1,858	$2,082
Residential and local commercial fee per file	$1,805	$1,711	$1,538	$1,699	$1,739	$1,750	$1,559	$1,676
Residential fee per file	$1,589	$1,514	$1,346	$—	$—	$—	$—	$—
Total commercial fee per file**	$7,800	$8,000	7,200	—	—	—	—	—
National commercial fee per file	$12,000	$12,000	$10,700	$13,100	$10,600	$9,800	$10,200	$11,400

Total Staffing
Total field operations employees	11,000	10,900	10,400	9,900	10,200	10,200	10,300	9,900

FNT Only Quarterly Operating Statistics ('000's except fee per file and staffing)
Total open orders*	422	458	456	354	385	403	349	331
Total open orders per day*	6.6	7.2	7.5	5.6	6.0	6.3	5.7	5.3
Purchase % of open orders	65%	65%	54%	60%	69%	71%	71%	65%
Refinance % of open orders	35%	35%	46%	40%	31%	29%	29%	35%
Total closed orders*	314	334	277	273	282	272	219	263
Total closed orders per day*	4.9	5.2	4.5	4.3	4.4	4.3	3.6	4.2
Purchase % of closed orders	66%	61%	52%	63%	70%	71%	67%	66%
Refinance % of closed orders	34%	39%	48%	37%	30%	29%	33%	34%
Fee per file	2,364	2,264	2,055	2,382	2,306	2,227	2,151	2,260
Total tile field operations employees	9,700	9,600	9,100	8,700	8,900	8,700	8,600	8,900

ServiceLink Only Quarterly Operating Statistics ('000's except fee per file and staffing)
Total Open Orders*	92	102	122	98	96	111	120	60
Total open orders per day*	1.4	1.6	2.0	1.6	1.5	1.7	2.0	1.0
Purchase % of open orders	23%	22%	17%	23	23	20	7	—
Refinance % of open orders	77%	78%	83%	77%	77%	80%	93%	100%
Total closed orders	64	74	68	61	66	70	76	44
Total closed orders per day*	1.0	1.2	1.1	1.0	1.0	1.1	1.2	0.7
Purchase % of closed orders	26%	21%	22%	26	24	18	6	—
Refinance % of closed orders	74%	79%	78%	74%	76%	82%	94%	100%
Fee per file	987	958	921	1,027	1,052	1,038	1,009	1,013
Total ServiceLink operating employees	1,300	1,300	1,300	1,200	1,300	1,500	1,700	970
* Includes an immaterial number of non-purchase and non-refinance orders
** Total commercial order and fee per file tracking began in January 2015

FNF GROUP
SUMMARY BALANCE SHEET INFORMATION
(In millions)

	FNF Group September 30, 2015	FNF Group December 31, 2014
	(Unaudited)	(Unaudited)
Cash and investment portfolio	$4,924	$4,360
Goodwill	4,543	4,514
Title plant	394	393
Total assets	12,548	11,926
Notes payable	2,600	2,683
Reserve for title claim losses	1,605	1,621
Secured trust deposits	684	622
Redeemable non-controlling interests	344	715
Non-redeemable non-controlling interests	703	(58)
Total equity and redeemable non-controlling interests	5,825	5,272
Total equity attributable to common shareholders	4,778	4,615

	FNF Group September 30, 2015	FNFV September 30, 2015	Consolidated September 30, 2015	Consolidated December 31, 2014
	(Unaudited)	(Unaudited)	(Unaudited)
Cash and investment portfolio	$4,924	$781	$5,705	$5,369
Goodwill	4,543	188	4,731	4,721
Title plant	394	—	394	393
Total assets	12,548	1,488	14,036	13,845
Notes payable	2,600	211	2,811	2,803
Reserve for title claim losses	1,605	—	1,605	1,621
Secured trust deposits	684	—	684	622
Redeemable non-controlling interests	344	—	344	715
Non-redeemable non-controlling interests	703	111	814	79
Total equity and redeemable non-controlling interests	5,825	1,124	6,949	6,788
Total equity attributable to common shareholders	4,778	1,013	5,791	5,994

Fidelity National Financial, Inc.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2015			September 30, 2015
	Consolidated	Core	FNFV	Consolidated	Core	FNFV
Direct title premiums	$524	$524	$—	$1,488	$1,488	$—
Agency title premiums	647	647	—	1,685	1,685	—
Total title premiums	1,171	1,171	—	3,173	3,173	—
Escrow, title-related and other fees	852	823	29	2,517	2,345	172
Total title and escrow and other	2,023	1,994	29	5,690	5,518	172

Restaurant revenue	349	—	349	1,084	—	1,084
Interest and investment income	30	29	1	93	91	2
Realized gains and losses, net	(10)	—	(10)	(19)	(8)	(11)
Total revenue	2,392	2,023	369	6,848	5,601	1,247

Personnel costs	680	641	39	1,993	1,878	115
Other operating expenses	476	452	24	1,424	1,277	147
Cost of restaurant revenue	302	—	302	921	—	921
Agent commissions	495	495	—	1,279	1,279	—
Depreciation and amortization	102	85	17	306	255	51
Title claim loss expense	65	65	—	185	185	—
Interest expense	34	31	3	97	91	6
Total expenses	2,154	1,769	385	6,205	4,965	1,240

Earnings (loss) from continuing operations before taxes	238	254	(16)	643	636	7
Income tax expense (benefit)	81	95	(14)	219	237	(18)
Earnings (loss) from continuing operations before equity investments	157	159	(2)	424	399	25
(Loss) earnings from equity investments	(19)	2	(21)	(16)	4	(20)
Net earnings (loss)	138	161	(23)	408	403	5
Non-controlling interests	6	11	(5)	20	7	13
Net earnings (loss) attributable to common shareholders	$132	$150	$(18)	$388	$396	$(8)

Cash flows provided by operations	280	277	3	660	653	7

Fidelity National Financial, Inc.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2014			September 30, 2014
	Consolidated	Core	FNFV	Consolidated	Core	FNFV
Direct title premiums	$465	$465	$—	$1,249	$1,249	$—
Agency title premiums	528	528	—	1,450	1,450	—
Total title premiums	993	993	—	2,699	2,699	—
Escrow, title-related and other fees	736	708	28	2,097	2,015	82
Total title and escrow and other	1,729	1,701	28	4,796	4,714	82

Restaurant revenue	343	—	343	1,055	—	1,055
Interest and investment income	28	27	1	93	88	5
Realized gains and losses, net	(7)	(2)	(5)	(6)	—	(6)
Total revenue	2,093	1,726	367	5,938	4,802	1,136

Personnel costs	626	584	42	1,888	1,774	114
Other operating expenses	411	390	21	1,247	1,186	61
Cost of restaurant revenue	296	—	296	899	—	899
Agent commissions	396	396	—	1,098	1,098	—
Depreciation and amortization	101	84	17	302	253	49
Title claim loss expense	59	59	—	169	169	—
Interest expense	32	32	—	96	93	3
Total expenses	1,921	1,545	376	5,699	4,573	1,126

Earnings (loss) from continuing operations before taxes	172	181	(9)	239	229	10
Income tax expense (benefit)	65	73	(8)	79	92	(13)
Earnings from continuing operations before equity investments	107	108	(1)	160	137	23
(Loss) earnings from equity investments	(7)	1	(8)	(43)	3	(46)
Net earnings (loss) from continuing operations	100	109	(9)	117	140	(23)
Loss from discontinued operations, net of tax	(13)	—	(13)	(1)	(1)	—
Net earnings (loss)	87	109	(22)	116	139	(23)
Non-controlling interests	(15)	(5)	(10)	(75)	(76)	1
Net earnings (loss) attributable to common shareholders	$102	$114	$(12)	$191	$215	$(24)

Cash flows provided by operations	300	292	8	289	288	1

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